UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2006

Lighting Science Group Corporation
(Exact name of registrant as specified in its charter)

Delaware    000-20354   23-2596710
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

(214) 382-3630
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

In connection with the events previously reported by Lighting Science Group Corporation (the “Company”) on that certain Form 8-K dated June 29, 2006 and filed July 6, 2006 with the Commission, on September 18, 2006 and September 22, 2006, the Company issued shares of common stock of the Company (“Common Stock”) and warrants to purchase shares of Common Stock totaling up to 5,000,000 shares of Common Stock, in the aggregate (subject to adjustment), to certain directors, officers, and security holders of the Company in and as consideration for guarantees provided by such parties in order to enable the Company to obtain a $2,000,000 line of credit.

See also Items 3.02 and 9.01 of this report. The information in Items 3.02 and 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On September 18, 2006, the Company issued 3,125,000 shares (“Guarantor Shares”) of Common Stock, in the aggregate, to certain of the parties identified below (the “Guarantors”). The Guarantor Shares were issued to such Guarantors in and as consideration for guarantees provided by such Guarantors in order to enable the Company to obtain a $2,000,000 line of credit. The number of Guarantor Shares issued to each such Guarantor is set forth opposite the name of such Guarantor below.

On September 22, 2006, the Company issued warrants (“Guarantor Warrants”) to certain of the Guarantors to purchase up to 1,875,000 shares of Common Stock, in the aggregate (subject to adjustment), at an exercise price of $0.30 per share, subject to adjustment. The Guarantor Warrants were issued to such Guarantors in and as consideration for guarantees provided by such Guarantors in order to enable the Company to obtain a $2,000,000 line of credit. The number of shares of Common Stock issuable to each such Guarantor pursuant to the Guarantor Warrant(s) issued to such Guarantor is set forth opposite the name of such Guarantor below. Any material relationship between the Company or its affiliates and each such Guarantor, other than in respect of the guarantee provided by such Guarantor in order to enable the Company to obtain a $2,000,000 line of credit and other than in respect of the Guarantor Shares and Guarantor Warrant(s) issued to such Guarantor, is set forth opposite the name of such Guarantor below.

The terms and conditions of the Guarantor Warrants are described in the form of warrant furnished as Exhibit 10.1 to this report and incorporated herein by reference. This report is qualified in its entirety by reference to Exhibit 10.1 to this report. See also Items 1.01 and 9.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 3.02 by reference.

The Guarantor Shares and Guarantor Warrants were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated pursuant to the Securities Act pursuant to transactions by the Company not involving any public offering.

Guarantor	Total Amount of Guarantee provided by such Guarantor ($)	Relationship(s) between the Company or its Affiliates and such Guarantor	Number of Shares Issuable pursuant to Guarantor Warrant(s) Issued to such Guarantor	Number of Shares Issued to such Guarantor	Number of Shares Issued, and/or Issuable pursuant to Guarantor Warrant(s) Issued, to such Guarantor
John A. Collingwood	200,000	Director, Security holder	500,000	200,000	700,000
Jerome Hill	100,000	Security holder	250,000	100,000	350,000
Philip R. Lacerte	1,250,000	Security holder	0	2,375,000	2,375,000
Ronald E. Lusk	50,000	Director, Chief Executive Officer, Security holder	125,000	50,000	175,000
Daryl N. Snadon	200,000	Director, Security holder	500,000	200,000	700,000
USGT Investors, L.P.	150,000	Security holder (1)	375,000	150,000	525,000
George Parker Young	50,000	Security holder (2)	125,000	50,000	175,000
Total:	2,000,000		1,875,000	3,125,000	5,000,000

(1) Robert E. Bachman is the controlling shareholder of the sole corporate general partner of USGT Investors, L.P.
(2) George Parker Young is a partner in Haynes and Boone, LLP. Haynes and Boone, LLP serves as counsel to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Warrant (furnished herewith and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lighting Science Group Corporation

Date:  September 22, 2006   By: __/s/ Ronald E. Lusk
Name: Ronald E. Lusk
Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Form of Warrant (furnished herewith and incorporated herein by reference)